UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006 (August 11, 2006)

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1122

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends the Current Report of Rancher Energy Corp. on Form 8-K filed with the Securities and Exchange Commission on September 29, 2006 (the “Original Report”), and replaces the Original Report in its entirety.

Item 1.01 Entry Into a Material Definitive Agreement

On August 25, 2006, Rancher Energy Corp. (the “Company”) entered into a Finder’s Fee Agreement (the “Agreement”) with Falcon Capital, a corporation organized and existing under the laws of Panama. Under the Agreement, Falcon Capital agreed to use its best efforts to raise up to $2,000,000 on behalf of the Company in connection with the sale of the Company’s shares of common stock and warrants to investors pursuant to a private placement in compliance with Regulation S of the Securities Act of 1933, as amended. The Agreement related to an offering through September 15, 2006, unless extended by the mutual consent of both parties. As compensation for these services, the Company agreed to pay to Falcon Capital a fee based on the total number of securities placed by Falcon Capital equal to 5% equity in the form of common stock of the Company and 5% in cash.

The foregoing is qualified in its entirety by reference to the Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

Between July 31, 2006 and September 18, 2006, the Company offered and sold a total of 13,294,405 unregistered Units. Each Unit consists of one share of the Company’s common stock, U.S. $.0001 par value, and a warrant to purchase one additional share of the Company’s common stock. Each Unit was sold at the price of U.S. $0.50 per Unit. In addition, as a finder’s fee in accordance with the Agreement, the Company paid Falcon Capital $152,150 and issued 304,300 shares of common stock to Falcon Capital in connection with certain issuances brought to the Company by Falcon Capital after August 25, 2006.

The warrants included as part of the Units are exercisable for a period of two years from the date of issuance. During the first year of the warrant exercise period, the warrant exercise price is U.S. $0.75 per share and during the second year, the warrant exercise price is U.S. $1.00 per share. The warrants are redeemable by the Company for no consideration upon 30 days’ prior notice. The following table sets forth the issuance date and the total number of Units purchased by investors on such dates:

Date of Issuance	Number of Units
July 31, 2006	1,006,905
August 10, 2006	1,000,000
August 11, 2006	3,000,000
August 20, 2006	1,050,000
August 31, 2006	620,000
September 1, 2006	960,000
September 2, 2006	30,000
September 3, 2006	200,000
September 4, 2006	1,157,500
September 5, 2006	980,000
September 6, 2006	240,000
September 7, 2006	40,000
September 8, 2006	200,000
September 11, 2006	120,000
September 12, 2006	1,690,000
September 18, 2006	1,000,000

All of the Units were sold outside the United States in offshore transactions to non-U.S. persons pursuant to the exemption from registration provided by Regulation S adopted under the Securities Act of 1933, as amended. Each of these investors was a sophisticated investor who provided customary investment representations and warranties as to suitability and against resales and distributions of the Units. The certificates to be issued will bear a standard restrictive legend generally used in Regulation S transactions.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 10.1	Finder’s Fee Agreement, dated as of August 25, 2006, by and between Rancher Energy Corp. and Falcon Capital

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:	/s/ John Works
Name: Title:	John Works President, Principal Executive Officer
and Principal Financial Officer
Date: November 14, 2006

EXHIBIT INDEX
Exhibit Number	Description

Exhibit 10.1	Finder’s Fee Agreement, dated as of August 25, 2006, by and between Rancher Energy Corp. and Falcon Capital